SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934, as amended
Date of Report (Date of earliest event reported): October 4, 2005
CHEC FUNDING, LLC
(Exact name of Registrant as Specified in Charter)

Delaware	333-125022	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2728 North Harwood Street, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 981-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Filing of Computational Materials.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2005-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D (the “Certificates”).

In connection with the offering of the Certificates of the Depositor, Greenwich Capital Markets, Inc., prepared certain materials (the “Computational Materials”) some or all of which were distributed by Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC (the “Underwriters”), and to their potential investors.  Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.  The Computational Materials are attached hereto as Exhibit 99.1.  The legends of Banc of America Securities LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC placed on the Computational Materials are attached hereto as Exhibit 99.2.

Item 9.01.Financial Information and Exhibits.
(d) Exhibits
Exhibit No.
99.1 Computational Materials. 99.2 Legends of Banc of America Securities LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:  /s/ Jeffrey B. Upperman

Name:  Jeffrey B. Upperman

Title:    Vice President

Date:  October 4, 2005

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Computational Materials.
99.2	Underwriters’ Legends for Computational Materials.

Exhibit 99.1

[Computational Material]

Exhibit 99.2

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Please contact the BAS Syndicate Desk for additional information at 212.847.5095.

Citigroup Global Markets Inc.

Although the information contained in this presentation is believed to be reliable, we make no representation or warranty as to the accuracy or completeness of any information contained in this presentation or otherwise provided by us and we accept no liability for the accuracy or completeness of such information. Prior to entering into any transaction contemplated hereby (a “Transaction”) you should determine, without reliance upon us or our affiliates, the economic risks and merits (and independently determine that you are able to assume these risks), as well as the legal, tax and accounting characterizations and consequences of any such Transaction. In this regard, by accepting this presentation, you acknowledge that (a) we are not in the business of providing (and you are not relying on us for) legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with any Transaction, (c) you should receive (and rely on) separate and qualified legal, tax and accounting advice and (d) you should apprise senior management in your organization as to such legal, tax and accounting advice (and any risks associated with any Transaction) and our disclaimer as to these matters.

Any terms set forth in this presentation are intended for discussion purposes only and are subject to the final expression of the terms as set forth in separate definitive written agreements.  Notwithstanding anything herein or in any agreement we may enter into to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

Any prices or levels contained herein are preliminary and indicative only and do not represent bids or offers. These indications are provided solely for your information and consideration, are subject to change at any time without notice and are not intended as a solicitation with respect to the purchase or sale of any instrument. The information contained in this presentation may include results of analyses from a quantitative model which represent potential future events that may or may not be realized, and is not a complete analysis of every material fact representing any product. Any estimates included herein constitute our judgment as of the date hereof and are subject to change without any notice. We and/or our affiliates may make a market in these instruments for our customers and for our own account. Accordingly, we may have a position in any such instrument at any time.

© 2003 Citigroup Global Markets Inc. Member SIPC. CITIGROUP and Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

Credit Suisse First Boston LLC Underwriter’s Legend

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB syndicate desk or from the Commission’s website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please contact the CSFB Syndicate Desk at (212) 325-8549 for additional information.